UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09397

The Gabelli Utilities Fund
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
 Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund

Annual Report — December 31, 2020

Mario J. Gabelli, CFA Chief Investment Officer	Timothy M. Winter, CFA Portfolio Manager BA, Rollins College MBA, University of Notre Dame	Jose Garza Portfolio Manager BA, Yale University MBA, Columbia Business School

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Utilities Fund was (3.4)% compared with a total return of 0.5% for the Standard & Poor’s (S&P) 500 Utilities Index (SPU). Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Performance Discussion (Unaudited)

The Gabelli Utilities Fund seeks to provide a high level of total return through a combination of capital appreciation and current income.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of domestic or foreign companies that are involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet and that derive at least 50% of their revenue or earnings from, or devote at least 50% of their assets to, utilities that the Fund’s investment adviser, Gabelli Funds, LLC, believes have the potential to achieve either capital appreciation or current income. The Adviser will emphasize quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

In the first quarter of 2020 the S&P Utility (SPU) Index returned negative 13.5% compared to the S&P 500’s negative 19.6%. The utility first quarter relative out-performance could have been expected given the defensive nature of utilities in the midst of the coronavirus pandemic and economic fallout. However, the extreme volatility and significant short-term fall in utility stocks was alarming. After rising 9.7% and reaching an all-time high on February 18, 2020, the SPU declined 36.3% to a five-year low on March 23, 2020, before rising 23.5% over the final six trading days of the quarter.

Utility fundamentals remained strong in the second quarter, with improved regulatory principles, low natural gas prices, low interest rates, healthy balance sheets and investment grade credit ratings. Most utilities maintained 2020 EPS guidance and long-term growth rates given regulatory protections and cost-cutting offsets.

Through the third quarter, utilities underperformed, as the sector retreated from all-time high valuation multiples in mid-February 2020, and investors preferred growth names instead of the utilities sector, in the midst of a bull market recovery.

The year closed with utilities continuing to underperform, as the lure of outsized gains in more exciting sectors led investors to neglect utility stocks. In 2020, the S&P 500 Utilities Index (SPU) returned 0.5% (including dividends) compared to a strong 18.4% return from the S&P 500. During the unusual year, utilities were one of four sectors to lag the eleven sector S&P 500, despite a 50% drop in the ten-year U.S. Treasury yield to 0.9%, from 1.9% and no material change in earnings growth.

Selected holding that contributed positively to performance in 2020 were:

NextEra Energy Inc. (9.4% of net assets as of December 31, 2020) through its subsidiaries, generates, transmits, and distributes electric power in North America. The company generates electricity through wind, solar, nuclear, coal, oil, and natural gas facilities. It also develops, constructs, and operates long-term contracted assets with a focus on renewable generation facilities, natural gas pipelines, and battery storage projects; and owns, develops, constructs, manages, and operates electric generation facilities in wholesale energy markets. In addition, the company engages in the energy-related commodity marketing and trading activities.

The AES Corp. (3.7%) based in Arlington, Virginia, is a diversified global power and utility company. Since late 2011, AES has been narrowing its strategic focus, selling over $3 billion in non-core assets, buying back stock and debt, and paying a dividend. Roughly 90% of earnings are now derived from only eight countries (compared to 30 several years ago) under four reporting segments, including U.S. (U.S., Puerto Rico and El Salvador); South America (Chile, Colombia, Argentina and Brazil); MCAC (Mexico, Panama, and Dominican Republic); and Eurasia. In January 2018, AES added activist investor Jeffrey Ubben of ValueAct Capital Management to the Board of Directors.

Selected holding that contributed negatively to performance in 2020 were:

Southwest Gas Holdings Inc. (2.8%) through its subsidiaries, purchases, distributes, and transports natural gas in Arizona, Nevada, and California. The company operates in two segments, Natural Gas Operations and Utility Infrastructure Services. As of December 31, 2019, it had 2,081,000 residential, commercial, industrial, and other natural gas customers. The company also provides trenching and installation, replacement, and maintenance services for energy distribution systems; and industrial construction solutions. Southwest Gas Holdings, Inc. was founded in 1931 and is headquartered in Las Vegas, Nevada.

Evergy Inc. (3.3%) through its subsidiaries, engages in the generation, transmission, distribution, and sale of electricity in Kansas and Missouri. It generates electricity through coal, nuclear, natural gas and oil, uranium, wind, hydroelectric, landfill gas, and solar energy sources, as well as other renewable sources. The company has approximately 10,100 circuit miles of transmission lines; 39,700 circuit miles of overhead distribution lines; and 12,700 circuit miles of underground distribution lines. It serves approximately 1,604,300 customers, including residences, commercial firms, industrials, municipalities, and other electric utilities. The company was incorporated in 2017 and is headquartered in Kansas City, Missouri.

Thank you for your investment in The Gabelli Utilities Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	Since Inception (8/31/99)
Class AAA (GABUX)	(3.43)%	7.42%	6.82%	6.76%	7.22%
S&P 500 Utilities Index	0.48	11.50	11.27	8.75	7.26
S&P 500 Index	18.40	15.22	13.88	9.88	7.06
Lipper Utility Fund Average	(0.66)	9.93	9.44	8.08	6.79
Class A (GAUAX)	(3.36)	7.42	6.83	6.77	7.24
With sales charge (b)	(8.91)	6.16	6.20	6.35	6.94
Class C (GAUCX)	(3.98)	6.65	6.04	5.98	6.56
With contingent deferred sales charge (c)	(4.94)	6.65	6.04	5.98	6.56
Class I (GAUIX)	(3.11)	7.70	7.09	6.99	7.38

In the current prospectuses dated April 29, 2020, the gross expense ratios for Class AAA, A, C and I Shares are 1.37%, 1.37%, 2.12% and 1.12% respectively. See page 13 for the expense ratios for the year ended December 31, 2020. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The value of utility stocks generally changes as long term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares, and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI UTILITIES FUND

(CLASS AAA SHARES), S&P 500 UTILITIES INDEX, AND LIPPER UTILITY FUND AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Utilities Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio.

It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$1,123.00	1.36%	$7.26
Class A	$1,000.00	$1,124.80	1.36%	$7.26
Class C	$1,000.00	$1,120.30	2.11%	$11.25
Class I	$1,000.00	$1,126.00	1.11%	$5.93
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.30	1.36%	$6.90
Class A	$1,000.00	$1,018.30	1.36%	$6.90
Class C	$1,000.00	$1,014.53	2.11%	$10.68
Class I	$1,000.00	$1,019.56	1.11%	$5.63

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli Utilities Fund

Energy and Utilities	79.8%
Communications	13.6%
Other	6.4%
Closed-End Funds	0.0%*
U.S. Government Obligations	0.0%*
Other Assets and Liabilities (Net)	0.2%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 99.6%
	ENERGY AND UTILITIES — 79.6%
	Alternative Energy — 1.2%
380,000	Algonquin Power & Utilities Corp.	$2,195,746	$6,254,223
48,859	Brookfield Renewable Corp., Cl. A	1,273,205	2,847,014
45,000	Eos Energy Enterprises Inc.†	465,582	937,800
2,000	Landis+Gyr Group AG	136,019	156,783
90,563	NextEra Energy Partners LP	2,767,428	6,072,249
70,000	Ormat Technologies Inc.	1,795,788	6,319,600
11,000	Siemens Gamesa Renewable Energy SA	176,171	444,668
		8,809,939	23,032,337
	Diversified Industrial — 0.7%
12,000	AECOM†	459,535	597,360
60,000	AZZ Inc.	2,322,018	2,846,400
69,000	ITT Inc.	1,337,871	5,314,380
415,975	Mueller Water Products Inc., Cl. A	2,515,030	5,149,771
22,500	Park-Ohio Holdings Corp.	426,706	695,250
		7,061,160	14,603,161
	Electric Integrated — 51.6%
297,000	ALLETE Inc.	10,647,848	18,396,180
177,000	Alliant Energy Corp.	3,221,377	9,120,810
538,000	Ameren Corp.	15,650,837	41,996,280
683,500	American Electric Power Co. Inc.	27,432,204	56,915,045
7,000	Atlantic Power Corp.†	39,201	14,683
192,000	Avangrid Inc.	7,335,336	8,726,400
236,000	Avista Corp.	5,443,394	9,473,040
444,000	Black Hills Corp.	11,586,833	27,283,800
67,000	CMS Energy Corp.	836,531	4,087,670
448,000	Dominion Energy Inc.	24,383,214	33,689,600
17,000	DTE Energy Co.	1,560,671	2,063,970
287,000	Duke Energy Corp.	15,539,323	26,277,720
430,000	Edison International	14,847,035	27,012,600
9,400	Entergy Corp.	1,021,300	938,496
1,154,600	Evergy Inc..	29,784,956	64,091,846
790,000	Eversource Energy	18,305,183	68,342,900
345,000	Exelon Corp.	10,862,157	14,565,900
363,000	FirstEnergy Corp.	10,411,681	11,111,430
190,000	Fortis Inc.	5,922,733	7,761,804
914,000	Hawaiian Electric Industries Inc.	21,795,274	32,346,460
42,500	IDACORP Inc.	1,757,113	4,081,275
305,500	MGE Energy Inc.	9,282,316	21,394,165
2,345,000	NextEra Energy Inc.	35,520,805	180,916,750
265,000	NiSource Inc.	2,465,164	6,079,100
428,000	NorthWestern Corp.	11,549,346	24,956,680
785,000	OGE Energy Corp.	13,193,046	25,010,100
Shares		Cost	Market Value
672,000	Otter Tail Corp.	$15,911,022	$28,633,920
245,000	PG&E Corp.†	2,333,278	3,052,700
320,000	Pinnacle West Capital Corp.	13,092,833	25,584,000
1,514,000	PNM Resources Inc.	18,481,338	73,474,420
61,500	Portland General Electric Co.	2,504,586	2,630,355
527,000	PPL Corp.	16,196,304	14,861,400
187,000	Public Service Enterprise Group Inc.	5,389,427	10,902,100
430,000	The Southern Co.	15,474,375	26,414,900
51,125	Unitil Corp.	1,483,755	2,263,304
597,000	WEC Energy Group Inc.	16,319,145	54,941,910
423,000	Xcel Energy Inc.	13,611,029	28,201,410
		431,191,970	997,615,123
	Electric Transmission and Distribution — 0.6%
66,000	Consolidated Edison Inc.	2,702,071	4,769,820
360,000	Red Electrica Corp. SA	4,191,840	7,377,544
3,400	Uniper SE	38,231	117,298
		6,932,142	12,264,662
	Environmental Services — 0.2%
52,000	Covanta Holding Corp.	724,780	682,760
7,500	Pentair plc	301,705	398,175
4,500	Tetra Tech Inc.	388,709	521,010
80,000	Veolia Environnement SA	1,097,512	1,955,617
		2,512,706	3,557,562
	Global Utilities — 2.3%
10,000	AES Tiete Energia SA	33,382	31,824
35,000	Chubu Electric Power Co. Inc.	554,399	421,336
20,000	E.ON SE	253,426	221,461
5,000	EDP - Energias de Portugal SA, ADR	134,159	328,200
185,000	Electric Power Development Co. Ltd.	4,497,682	2,545,978
20,800	Electricite de France SA†	308,177	327,666
205,000	Emera Inc.	5,416,204	8,712,782
35,000	Enagas SA	916,226	768,143
100,000	Endesa SA	2,186,478	2,730,388
275,000	Enel SpA	1,458,294	2,780,353
75,000	Equinor ASA	1,693,070	1,267,895
560,000	Hera SpA	1,228,234	2,038,689
28,000	Hokkaido Electric Power Co. Inc.	274,460	101,690
12,000	Hokuriku Electric Power Co.	136,687	78,098
180,000	Huaneng Power International Inc., ADR	4,762,737	2,593,800
50,000	Iberdrola SA, ADR	1,539,385	2,875,000
450,000	Iberdrola SA, Aquis	3,823,803	6,431,987
365,000	Korea Electric Power Corp., ADR†	4,585,973	4,478,550

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
83,000	Kyushu Electric Power Co. Inc.	$978,529	$713,806
30,000	Shikoku Electric Power Co. Inc.	538,354	195,245
2,000	Snam SpA	8,967	11,242
20,000	The Chugoku Electric Power Co. Inc.	351,490	234,177
305,000	The Kansai Electric Power Co. Inc.	4,106,512	2,876,166
134,000	Tohoku Electric Power Co. Inc.	1,921,421	1,103,094
55,000	Tokyo Electric Power Co. Holdings Inc.†	208,402	144,884
		41,916,451	44,012,454
	Merchant Energy — 4.0%
120,000	NRG Energy Inc.	2,690,201	4,506,000
3,080,000	The AES Corp.	31,791,228	72,380,000
		34,481,429	76,886,000
	Natural Gas Integrated — 6.1%
15,000	Atlas Energy Group LLC†	14,224	77
615,000	Energy Transfer LP	70,240	3,800,700
115,000	Hess Corp.	6,242,268	6,070,850
247,000	Kinder Morgan Inc.	4,936,685	3,376,490
1,780,000	National Fuel Gas Co.	83,667,940	73,211,400
501,000	ONEOK Inc.	1,807,351	19,228,380
364,000	UGI Corp.	7,730,094	12,725,440
		104,468,802	118,413,337
	Natural Gas Utilities — 6.3%
80,000	Atmos Energy Corp.	2,188,623	7,634,400
92,000	CenterPoint Energy Inc.	1,764,123	1,990,880
35,000	Chesapeake Utilities Corp.	621,013	3,787,350
388,800	Corning Natural Gas Holding Corp.(a)	3,685,398	6,003,072
100,000	Gulf Coast Ultra Deep Royalty Trust	8,000	1,600
25,000	Italgas SpA	150,554	158,815
125,000	National Grid plc	1,742,338	1,478,609
40,000	National Grid plc, ADR	2,408,508	2,361,200
14,000	New Jersey Resources Corp.	328,068	497,700
433,000	Northwest Natural Holding Co.	19,281,899	19,913,670
143,000	ONE Gas Inc.	1,132,190	10,978,110
74,000	RGC Resources Inc.	932,476	1,759,720
140,000	South Jersey Industries Inc.	1,982,945	3,017,000
902,000	Southwest Gas Holdings Inc.	32,752,574	54,796,500
117,000	Spire Inc.	3,693,861	7,492,680
		72,672,570	121,871,306
Shares		Cost	Market Value
	Natural Resources — 1.7%
21,500	Alliance Resource Partners LP	$56,675	$96,320
62,000	BP plc, ADR	2,241,770	1,272,240
317,000	Cameco Corp.	3,154,799	4,247,800
36,000	CNX Resources Corp.†	316,242	388,800
15,084	Diamondback Energy Inc.	297,913	730,066
708,000	Mueller Industries Inc.	15,349,534	24,857,880
80,000	WPX Energy Inc.†	377,016	652,000
		21,793,949	32,245,106
	Services — 1.0%
570,000	Enbridge Inc.	12,541,788	18,234,300
20,000	Halliburton Co.	256,714	378,000
34,000	MDU Resources Group Inc.	738,008	895,560
		13,536,510	19,507,860
	Water — 3.9%
8,000	American States Water Co.	110,252	636,080
110,300	American Water Works Co. Inc.	2,433,340	16,927,741
5,000	California Water Service Group	90,622	270,150
16,000	Consolidated Water Co. Ltd.	193,044	192,800
512,000	Essential Utilities Inc.	8,660,530	24,212,480
21,000	Middlesex Water Co.	415,304	1,521,870
530,000	Severn Trent plc	13,511,382	16,590,100
142,000	SJW Group	3,264,327	9,849,120
87,000	The York Water Co.	1,205,281	4,054,200
50,000	United Utilities Group plc, ADR	1,339,663	1,249,500
		31,223,745	75,504,041
	TOTAL ENERGY AND UTILITIES	776,601,373	1,539,512,949
	COMMUNICATIONS — 13.6%
	Business Services — 0.1%
1,395,000	Clear Channel Outdoor Holdings Inc.†	3,449,834	2,301,750

	Cable and Satellite — 4.1%
34,000	Charter Communications Inc., Cl. A†	2,611,438	22,492,700
27,000	Cogeco Communications Inc.	792,860	2,075,748
72,000	Cogeco Inc.	1,706,940	4,637,096
37,000	Comcast Corp., Cl. A	371,665	1,938,800
421,200	DISH Network Corp., Cl. A†	9,110,752	13,621,608
300,000	EchoStar Corp., Cl. A†	7,990,575	6,357,000
5,800	Liberty Broadband Corp., Cl. C†	799,207	918,546
344,366	Liberty Global plc, Cl. A†	5,402,825	8,340,544
588,000	Liberty Global plc, Cl. C†	10,076,430	13,906,200

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
50,000	Liberty Latin America Ltd., Cl. A†	$808,960	$556,500
61,483	Liberty Latin America Ltd., Cl. C†	578,745	681,846
85,000	Rogers Communications Inc., Cl. B	2,226,359	3,960,150
12,000	Shaw Communications Inc., Cl. B	148,195	210,720
38,000	TBS Holdings Inc.	500,062	666,854
		43,125,013	80,364,312
	Telecommunications — 8.0%
1,000	AT&T Inc.	34,220	28,760
539,000	BCE Inc.	14,915,880	23,069,200
720,000	CenturyLink Inc.	12,962,368	7,020,000
34,000	Cincinnati Bell Inc.†	390,120	519,520
70,000	Deutsche Telekom AG	1,016,751	1,278,884
555,000	Deutsche Telekom AG, ADR	6,974,071	10,139,850
1,440,000	Koninklijke KPN NV	4,192,069	4,375,071
127,000	Loral Space & Communications Inc.	4,581,717	2,665,730
570,000	Nippon Telegraph & Telephone Corp.	7,029,915	14,603,990
5,000	Orange Belgium SA	79,620	133,160
300,000	Orascom Investment Holding, GDR†	478,490	43,200
60,000	Pharol SGPS SA†	28,418	9,148
220,000	Pharol SGPS SA, ADR†	170,937	31,900
25,000	PLDT Inc., ADR	973,937	697,750
105,000	Proximus SA	3,069,618	2,079,309
2,000	PT Indosat Tbk†	1,061	719
2,100,000	Singapore Telecommunications Ltd.	5,190,908	3,670,551
125,060	Sistema PJSC FC, GDR	494,646	937,950
120,000	Swisscom AG, ADR	4,382,549	6,450,000
10,000	Tele2 AB, Cl. B	158,627	131,995
105,000	Telecom Italia SpA, ADR	978,255	479,850
208,000	Telefonica Brasil SA, ADR	3,551,611	1,840,800
130,000	Telefonica Deutschland Holding AG	492,246	358,127
445,000	Telefonica SA, ADR	6,269,693	1,797,800
1,000,000	Telekom Austria AG	7,767,364	7,733,045
333,000	Telenet Group Holding NV	15,014,787	14,270,875
535,000	Telephone and Data Systems Inc.	14,357,355	9,934,950
60,000	Telesites SAB de CV†	45,551	64,826
5,000	TELUS Corp.	79,885	99,026
37,000	TIM SA, ADR	706,873	515,040
1,200,000	VEON Ltd., ADR	3,640,534	1,812,000
Shares		Cost	Market Value
650,000	Verizon Communications Inc.	$20,425,559	$38,187,500
		140,455,635	154,980,526
	Wireless Communications — 1.4%
45,000	America Movil SAB de CV, Cl. L, ADR	583,150	654,300
10,500	Anterix Inc.†	411,861	394,800
70,000	China Mobile Ltd., ADR	2,762,406	1,997,800
62,000	China Unicom Hong Kong Ltd., ADR	631,642	352,160
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	30
34,000	Millicom International Cellular SA†	1,631,855	1,318,520
66,000	Millicom International Cellular SA, SDR†	3,191,724	2,597,452
6,000	Mobile TeleSystems PJSC, ADR	74,643	53,700
135,000	SK Telecom Co. Ltd., ADR	2,383,798	3,304,800
400	SmarTone Telecommunications Holdings Ltd.	207	214
300,000	Turkcell Iletisim Hizmetleri A/S, ADR	2,766,173	1,617,000
348,000	United States Cellular Corp.†	15,113,686	10,680,120
205,100	Vodafone Group plc, ADR	4,723,984	3,380,048
		34,275,148	26,350,944
	TOTAL COMMUNICATIONS	221,305,630	263,997,532
	OTHER — 6.4%
	Aerospace — 0.3%
3,750,000	Rolls-Royce Holdings plc†	6,516,197	5,705,039
	Building and Construction — 0.4%
12,000	Acciona SA	1,140,701	1,710,799
122,000	Johnson Controls International plc	3,218,611	5,683,980
		4,359,312	7,394,779
	Business Services — 0.2%
57,000	Macquarie Infrastructure Corp.	722,282	2,140,350
17,500	Vectrus Inc.†	316,783	870,100
		1,039,065	3,010,450
	Consumer Products — 0.0%
8,000	Essity AB, Cl. A	103,353	263,017

	Diversified Industrial — 0.2%
1,300	Alstom SA†	42,032	74,023
43,000	Bouygues SA	1,493,995	1,767,666
120,000	Twin Disc Inc.†	1,584,234	942,000
		3,120,261	2,783,689

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Electronics — 1.0%
50,000	Corning Inc.	$557,990	$1,800,000
7,000	Keysight Technologies Inc.†	629,191	924,630
300	Roper Technologies Inc..	75,135	129,327
165,000	Sony Corp., ADR	2,698,266	16,681,500
		3,960,582	19,535,457
	Entertainment — 0.1%
300,000	Grupo Televisa SAB, ADR†	5,196,175	2,472,000
	Financial Services — 0.3%
125,000	Kinnevik AB, Cl. A	2,447,385	6,441,733
	Health Care — 0.0%
12,000	Tsumura & Co.	261,956	360,273
	Machinery — 2.3%
104,000	Astec Industries Inc.	3,703,031	6,019,520
71,000	Flowserve Corp.	2,435,725	2,616,350
70,000	The Gorman-Rupp Co.	1,603,893	2,271,500
335,000	Xylem Inc.	8,600,285	34,099,650
		16,342,934	45,007,020
	Metals and Mining — 0.3%
110,000	Freeport-McMoRan Inc.	1,185,905	2,862,200
15,500	Vulcan Materials Co.	701,957	2,298,805
		1,887,862	5,161,005
	Transportation — 1.3%
300,000	GATX Corp.	8,642,514	24,954,000

	TOTAL OTHER	53,877,596	123,088,462
	TOTAL COMMON STOCKS	1,051,784,599	1,926,598,943
	CLOSED-END FUNDS — 0.0%
40,000	Altaba Inc., Escrow†	422,672	582,000

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
15,000	Cincinnati Bell Inc., 6.750%, Ser. B	332,553	743,725
Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (b) — 0.1%
	Energy and Utilities — 0.1%
	Natural Gas Utilities — 0.1%
54,000	Corning Natural Gas Holding Corp.,
	4.800%, Ser. B, 09/30/26(a)	$1,120,500	$1,266,300

Principal Amount
	CORPORATE BONDS — 0.1%
	Energy and Utilities — 0.1%
	Natural Resources — 0.1%
$1,200,000	Mueller Industries Inc., 6.000%, 03/01/27	1,200,000	1,225,272
	U.S. GOVERNMENT OBLIGATIONS — 0.0%
175,000	U.S. Cash Management Bill, 0.055%††, 02/16/21	174,988	174,987
	TOTAL INVESTMENTS — 99.8%	$1,055,035,312	1,930,591,227

	Other Assets and Liabilities (Net) — 0.2%		3,782,815
	NET ASSETS — 100.0%		$1,934,374,042

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at value (cost $1,050,229,414)	$1,923,321,855
Investments in affiliates, at value (cost $4,805,898)	7,269,372
Cash	12,217
Receivable for investments sold	3,899,859
Receivable for Fund shares sold	1,289,991
Dividends and interest receivable	3,844,611
Prepaid expenses	86,200
Total Assets	1,939,724,105
Liabilities:
Payable for Fund shares redeemed	2,481,341
Payable for investment advisory fees	1,639,700
Payable for distribution fees	629,080
Payable for accounting fees	3,750
Other accrued expenses	596,192
Total Liabilities	5,350,063
Net Assets
(applicable to 289,091,377 shares outstanding)	$1,934,374,042
Net Assets Consist of:
Paid-in capital	$1,076,488,601
Total distributable earnings	857,885,441
Net Assets	$1,934,374,042

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($270,921,319 ÷ 35,627,804 shares outstanding)	$7.60
Class A:
Net Asset Value and redemption price per share ($927,341,306 ÷ 119,380,901 shares outstanding)	$7.77
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.24
Class C:
Net Asset Value and offering price per share ($438,781,969 ÷ 97,602,416 shares outstanding)	$4.50	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($297,329,448 ÷ 36,480,256 shares outstanding)	$8.15

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends - Unaffiliated (net of foreign withholding taxes of $1,363,452)	$58,923,866
Dividends - Affiliated	291,168
Interest	419,643
Total Income	59,634,677
Expenses:
Investment advisory fees	19,872,976
Distribution fees - Class AAA	685,515
Distribution fees - Class A	2,262,342
Distribution fees - Class C	4,935,758
Shareholder services fees	1,453,170
Shareholder communications expenses	309,154
Custodian fees	188,014
Trustees’ fees	137,000
Registration expenses	125,858
Legal and audit fees	51,091
Accounting fees	45,000
Interest expense	7,614
Miscellaneous expenses	106,353
Total Expenses	30,179,845
Less:
Advisory fee reduction on unsupervised assets (Note 3)	(3,263)
Expenses paid indirectly by broker (See Note 6)	(16,791)
Total Credits and Reimbursements	(20,054)
Net Expenses	30,159,791
Net Investment Income	29,474,886
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Net realized gain on investments	24,358,629
Net realized gain on foreign currency transactions	26,952
Net realized gain on investments and foreign currency transactions	24,385,581
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	(153,862,147)
on investments - affiliated	(1,681,668)
on foreign currency translations	18,678
Net change in unrealized appreciation/depreciation on investments and foreign currency	(155,525,137)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(131,139,556)
Net Decrease in Net Assets Resulting from Operations	$(101,664,670)

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$29,474,886	$28,920,098
Net realized gain on investments and foreign currency transactions	24,385,581	14,954,401
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(155,525,137)	311,336,032
Net Increase/(Decrease) in Net Assets Resulting from Operations	(101,664,670)	355,210,531
Distributions to Shareholders:
Accumulated earnings
Class AAA	(7,450,748)	(6,018,337)
Class A	(24,102,461)	(16,355,913)
Class C	(18,592,941)	(14,942,375)
Class I	(8,753,059)	(6,919,501)
	(58,899,209)	(44,236,126)
Return of capital
Class AAA	(23,876,095)	(24,209,995)
Class A	(77,886,633)	(66,039,983)
Class C	(71,988,712)	(80,353,354)
Class I	(24,950,899)	(23,860,975)
	(198,702,339)	(194,464,307)
Total Distributions to Shareholders	(257,601,548)	(238,700,433)

Shares of Beneficial Interest Transactions:
Class AAA	(3,680,741)	8,780,084
Class A	76,155,496	208,448,203
Class C	(50,459,934)	(38,364,253)
Class I	(18,464,562)	54,900,088
Net Increase in Net Assets from Shares of Beneficial Interest Transactions	3,550,259	233,764,122

Redemption Fees	9,821	12,047
Net Increase/(Decrease) in Net Assets	(355,706,138)	350,286,267
Net Assets:
Beginning of year	2,290,080,180	1,939,793,913
End of year	$1,934,374,042	$2,290,080,180

See accompanying notes to financial statements.

The Gabelli Utilities Fund Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2020	$8.84	$0.12	$(0.48)	$(0.36)	$(0.12)	$(0.09)	$(0.67)	$(0.88)	$0.00	$7.60	(3.4)%	$270,921	1.63%	1.37	%(d)	2%
2019	8.20	0.13	1.36	1.49	(0.11)	(0.05)	(0.69)	(0.85)	0.00	8.84	18.8	319,670	1.52	1.37		3
2018	9.23	0.14	(0.33)	(0.19)	(0.12)	(0.07)	(0.65)	(0.84)	0.00	8.20	(2.2)	288,332	1.57	1.37		1
2017	9.26	0.15	0.66	0.81	(0.13)	(0.07)	(0.64)	(0.84)	0.00	9.23	8.9	350,709	1.58	1.37		2
2016	8.70	0.15	1.28	1.43	(0.14)	(0.13)	(0.60)	(0.87)	0.00	9.26	17.0	364,411	1.65	1.38		4
Class A
2020	$9.01	$0.13	$(0.49)	$(0.36)	$(0.12)	$(0.09)	$(0.67)	$(0.88)	$0.00	$7.77	(3.4)%	$927,341	1.64%	1.37	%(d)	2%
2019	8.35	0.14	1.37	1.51	(0.11)	(0.05)	(0.69)	(0.85)	0.00	9.01	18.7	990,134	1.53	1.37		3
2018	9.37	0.15	(0.33)	(0.18)	(0.12)	(0.07)	(0.65)	(0.84)	0.00	8.35	(2.0)	723,943	1.58	1.37		1
2017	9.40	0.15	0.66	0.81	(0.13)	(0.07)	(0.64)	(0.84)	0.00	9.37	8.8	837,684	1.57	1.37		2
2016	8.82	0.15	1.30	1.45	(0.13)	(0.13)	(0.61)	(0.87)	0.00	9.40	17.0	808,349	1.64	1.38		4
Class C
2020	$5.66	$0.04	$(0.32)	$(0.28)	$(0.09)	$(0.09)	$(0.70)	$(0.88)	$0.00	$4.50	(4.0)%	$438,782	0.86%	2.12	%(d)	2%
2019	5.57	0.04	0.90	0.94	(0.08)	(0.05)	(0.72)	(0.85)	0.00	5.66	17.7	614,757	0.76	2.12		3
2018	6.58	0.05	(0.22)	(0.17)	(0.08)	(0.07)	(0.69)	(0.84)	0.00	5.57	(2.7)	641,273	0.82	2.12		1
2017	6.88	0.06	0.48	0.54	(0.09)	(0.07)	(0.68)	(0.84)	0.00	6.58	8.0	776,370	0.83	2.12		2
2016	6.71	0.06	0.98	1.04	(0.09)	(0.13)	(0.65)	(0.87)	0.00	6.88	16.2	776,780	0.89	2.13		4
Class I
2020	$9.38	$0.15	$(0.50)	$(0.35)	$(0.14)	$(0.09)	$(0.65)	$(0.88)	$0.00	$8.15	(3.1)%	$297,330	1.88%	1.12	%(d)	2%
2019	8.64	0.17	1.42	1.59	(0.14)	(0.05)	(0.66)	(0.85)	0.00	9.38	19.0	365,519	1.78	1.12		3
2018	9.65	0.18	(0.35)	(0.17)	(0.14)	(0.07)	(0.63)	(0.84)	0.00	8.64	(1.8)	286,246	1.84	1.12		1
2017	9.63	0.18	0.68	0.86	(0.15)	(0.07)	(0.62)	(0.84)	0.00	9.65	9.1	272,376	1.81	1.12		2
2016	8.99	0.18	1.33	1.51	(0.16)	(0.13)	(0.58)	(0.87)	0.00	9.63	17.4	160,147	1.89	1.13		4

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d)	Ratio of operating expenses includes advisory fee reduction on unsupervised assets. For the year ended December 31, 2020, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements

1. Organization. The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust and commenced operations on August 31, 1999. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES (a)	$1,539,512,949	—	$1,539,512,949
COMMUNICATIONS
Telecommunications	154,948,626	$31,900	154,980,526
Other Industries (a)	109,017,006	—	109,017,006
OTHER (a)	123,088,462	—	123,088,462
Total Common Stocks	1,926,567,043	31,900	1,926,598,943
Closed-End Funds	—	582,000	582,000
Convertible Preferred Stocks (a)	743,725	—	743,725
Mandatory Convertible Securities (a)	—	1,266,300	1,266,300
Corporate Bonds (a)	—	1,225,272	1,225,272
U.S. Government Obligations	—	174,987	174,987
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,927,310,768	$3,280,459	$1,930,591,227

(a) Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at December 31, 2020 or 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2020, the Fund held no restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of prior year post financial statement adjustments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $1,758,662, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gain)	$33,274,077	$28,944,326
Long term capital gains	25,625,132	15,291,800
Return of capital	198,702,339	194,464,307
Total distributions paid	$257,601,548	$238,700,433

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$857,885,441

At December 31, 2020, the temporary differences between book basis and tax basis net unrealized appreciation/depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, tax basis adjustments on investments in partnerships, and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,072,735,346	$941,940,673	$(84,084,792)	$857,855,881

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $48,361,088 and $192,397,475, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Fund paid $33,039 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally the Distributor retained a total of $984,795 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $16,791.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2020, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $3,263.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2020, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2020 was $232,230 with a weighted average interest rate of 1.42%. The maximum amount borrowed at any time during the year ended December 31, 2020 was $6,031,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge or one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	5,390,626	$41,030,574	4,707,613	$41,180,446
Shares issued upon reinvestment of distributions	3,734,092	28,144,930	3,108,103	27,201,130
Shares redeemed	(9,675,327)	(72,856,245)	(6,782,080)	(59,601,492)
Net increase/(decrease)	(550,609)	$(3,680,741)	1,033,636	$8,780,084
Class A
Shares sold	25,449,270	$200,062,870	34,378,396	$308,485,730
Shares issued upon reinvestment of distributions	12,211,870	93,813,336	8,501,240	75,789,161
Shares redeemed	(28,227,143)	(217,720,710)	(19,663,068)	(175,826,688)
Net increase	9,433,997	$76,155,496	23,216,568	$208,448,203
Class C
Shares sold	13,426,422	$64,898,790	21,136,954	$123,052,927
Shares issued upon reinvestment of distributions	17,350,535	80,284,422	14,125,699	81,374,293
Shares redeemed	(41,804,570)	(195,643,146)	(41,857,678)	(242,791,473)
Net decrease	(11,027,613)	$(50,459,934)	(6,595,025)	$(38,364,253)
Class I
Shares sold	11,097,579	$92,050,031	13,325,049	$124,090,575
Shares issued upon reinvestment of distributions	3,740,582	30,049,220	2,606,109	24,133,658
Shares redeemed	(17,331,585)	(140,563,813)	(10,084,212)	(93,324,145)
Net increase/(decrease)	(2,493,424)	$(18,464,562)	5,846,946	$54,900,088

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2020 is set forth below:

	Value at December 31, 2019	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Dividend Income	Percent Owned of Shares Outstanding
Corning Natural Gas Holding Corp.	$7,698,240	$(1,695,168)	$6,003,072	$237,168	12.59%
Corning Natural Gas Holding Corp., 4.800%, Ser. B	1,252,800	13,500	1,266,300	54,000	22.11%
Total		$(1,681,668)	$7,269,372	$291,168

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

The Gabelli Utilities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Utilities Fund (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 26, 2021

The Gabelli Utilities Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INTERESTED TRUSTEES[4]:
Mario J. Gabelli, CFA Trustee Age: 78	Since 1999	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita[6] Trustee Age: 85	Since 1999	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 77	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Trustee Age: 78	Since 2000	9	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 52	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Werner J. Roeder Trustee Age: 80	Since 1999	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli Utilities Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1999	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers, includes time served in other officer positions with the Fund.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics in 1991 from Rollins College and MBA in Finance from Notre Dame in 1992.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2020, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gain) totaling $0.11112, $0.10961, $0.11504, and $0.12464 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $25,625,132 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.67% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distributions as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2020 which was derived from U.S. Treasury securities was 0.07%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 0.09%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITIES FUND
One Corporate Center Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer,
GAMCO Investors, Inc.

Executive Chairman,
Associated Capital Group, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President and
Chief Financial Officer,
KeySpan Corp.

Mary E. Hauck
Former Senior
Portfolio Manager,
Gabelli-O'Connor Fixed
Income Mutual Fund
Management Co.

Kuni Nakamura
President,

Advanced Polymer, Inc.

Werner J. Roeder
Former Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert
President

John C. Ball
Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q420AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,200 for 2019 and $32,200 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2019 and $3,800 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,241 for 2019 and $1,508 for 2020. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $53,598 for 2019 and $44,550 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

/s/ Bruce N. Alpert
By (Signature and Title)*	Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Bruce N. Alpert
By (Signature and Title)*	Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

/s/ John C. Ball
By (Signature and Title)*	John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2021

* Print the name and title of each signing officer under his or her signature.